UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2017

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached as Exhibit 99.1, and incorporated by reference herein, is a presentation the Company has made to its investors on April 23, 2017 (the “Presentation”).

Non-GAAP and Operational Measures. The attached Presentation includes non-GAAP operating expenses, non-GAAP revenue, non-GAAP gross margin, non-GAAP adjusted EBITDA, and non-GAAP adjusted free cash flow. Non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP gross margin and non-GAAP net income per share exclude restructuring costs, stock based compensation, amortization and impairment of intangibles as well as other unusual items such as costs related to the restatement, M&A related activity, efficiency program and impact of significant legal settlements. Avid defines non-GAAP revenue as GAAP revenue plus revenue eliminated through the application of purchase accounting which requires acquired deferred revenue to be recorded at fair value rather than the amount paid by customers. Avid defines adjusted EBITDA as non-GAAP operating income (loss) excluding depreciation and all amortization expense. Avid defines non-GAAP adjusted free cash flow as GAAP operating cash flow less capital expenditures and excludes from free cash flow payments or receipts related to M&A, significant legal settlements, restructuring, restatement or other non-operational or non-recurring events. These non-GAAP measures reflect how Avid manages its businesses internally. Avid’s non-GAAP measures may vary from how other companies present non-GAAP measures. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. The attached Presentation, also include operational measures, such as bookings, recurring revenue bookings and revenue backlog. Definitions of these measures are included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the Presentation attached as Exhibit 99.1 hereto, the Presentation contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Presentation regarding these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated April 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: April 23, 2017	By: /s/ Brian E. Agle Name: Brian E. Agle Title: Senior Vice President and CFO